UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-21043

Pioneer High Income Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  March 31, 2021

Date of reporting period:  April 1, 2020 through March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High
Income Trust*

Annual Report | March 31, 2021

Ticker Symbol: PHT

* On April 21, 2021, the Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer High Income Fund, Inc.
Paper copies of the Trust’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer High Income Trust | Annual Report | 3/31/21 1

President’s Letter
Dear Shareholders,
The first few months of 2021 have brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Trust | Annual Report | 3/31/21 3

Portfolio Management Discussion | 3/31/21

Note to Shareholders: On April 21, 2021, Pioneer High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer High Income Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Trust. Please see Note 10 –Subsequent Events, for more information regarding the redomiciling.
In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12-month period ended March 31, 2021. Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Trust, along with Matthew Shulkin, a vice president and a portfolio manager at Amundi US, and Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US.
Q How did the Trust perform during the 12-month period ended March 31, 2021?
A Pioneer High Income Trust returned 46.08% at net asset value (NAV) and 61.52% at market price during the 12-month period ended March 31, 2021.During the same 12-month period, the Trust’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned 23.31%. The ICE BofA Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the ICE BofA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same 12-month period, the average return at NAV of the 46 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was 31.23%, while the same closed end fund Morningstar category’s average return at market price was 42.72%.
The shares of the Trust were selling at a 2.1% discount to NAV as of March 31, 2021. Comparatively, the shares of the Trust were selling at an 11.4% discount to NAV on March 31, 2020.
On March 31, 2021, the standardized 30-day SEC yield of the Trust’s shares was 6.40%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust’s portfolio securities during the period indicated.

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Q How would you describe the investment environment for high-yield debt during the 12-month period ended March 31, 2021?
A March of 2020, just before the onset of the 12-month period, had been a disaster for investors in riskier assets, including high-yield debt, as attempts by governments around the globe to rein-in the spread of the COVID-19 virus accelerated and led to widespread economic shutdowns as well as to falling prices in credit-sensitive debt markets, and to liquidity concerns. The Trust’s benchmark, the ICE BofA Index, sold off significantly at that time, losing 11.8%, and pushing credit spreads to 877 basis points (bps) over US Treasuries as fears about the state of the economy and of increased defaults rose. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities; a basis point is equal to 1/100th of a percentage point.)
However, the collapse in March of 2020 set-up the market for a strong rebound entering the Trust’s fiscal year, which began on April 1, 2020, as US authorities moved quickly to shore-up the domestic economy and tried to boost investors’ confidence by implementing extraordinary easing measures on both the fiscal and monetary policy fronts. The US Federal Reserve System (Fed) lowered the target range of the federal funds rate to zero and initiated multiple support programs aimed at stabilizing the markets, including bond purchases. Meanwhile, the US government passed two fiscal-stimulus bills between March and June of 2020, which helped many businesses and individuals weather the worst of the pandemic-related economic slump.
Investors met the unprecedented support from policy makers in the wake of the pandemic with enthusiasm entering the second calendar quarter of 2020. Market participants sought to put money to work at the now much-wider spreads, estimating that the compensation available was more than sufficient for taking on increased default risk. As the second quarter progressed, initial steps taken towards reopening the economy increased optimism for something resembling a “V-shaped” recovery (a sharp, quick rise). As a result, sentiment for investments in riskier assets rebounded strongly and allowed credit-sensitive areas of the bond market to recover much of their earlier losses, even as rising numbers of COVID-19 cases in multiple US states raised concerns.

Pioneer High Income Trust | Annual Report | 3/31/21 5

The market rally continued strongly through the summer of 2020, pausing temporarily in September as worries about economic growth returned to the forefront. Macroeconomic uncertainty in the markets at that time focused on heightened risks revolving around three key areas: negotiations over further US fiscal stimulus legislation, the ongoing COVID-19 situation, and the November US elections. A partisan divide over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened both political parties’ negotiating positions and lowered the odds of passage of a broad fiscal-support package in Washington prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for another wave of infections and a corresponding round of renewed or expanded economic lockdowns in response. Finally, investors’ concerns mounted over the potential for a protracted dispute over the presidential election results.
The market experienced a small sell-off in September; however, the continued effects of the government’s first two stimulus packages, in addition to decreasing default risk, helped to reverse that minor damage. The finalization of the election results further reduced uncertainty. Then, in December, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines received emergency-use authorization from the US Food and Drug Administration (FDA), and lawmakers in Washington finally reached agreement on a $900 billion fiscal assistance package, the third US-government stimulus effort since the onset of the pandemic. Market participants viewed the rollout of the vaccines as the proverbial “light at the end of the tunnel” for the pandemic, betting that distribution of the vaccines would help alleviate the public-health uncertainty and bring forward the timing of a return to what might be regarded as economic normalcy. The additional stimulus measures from the government were viewed as offering much needed support for many individuals and businesses.
As 2021 got underway, investors elected to focus their attention on those positive developments and looked beyond regional “surges” in COVID-19 cases, as well as select data that suggested a slowing in the rate of economic recovery. By late January, remaining political uncertainty had been removed as a new administration and Democrat-controlled House and Senate took office and almost immediately began discussions about even more fiscal stimulus, which resulted in passage of a $1.9 trillion COVID-19 relief package soon after. Meanwhile, increased vaccine distributions and a gradual decline in COVID-19 cases and hospitalizations

6 Pioneer High Income Trust | Annual Report | 3/31/21

in the final weeks of the 12-month period also boosted market sentiment. In response, riskier assets rallied and Treasury yields moved higher into the end of March.
Returns for high-yield corporate bonds were well into double digits for the 12-month period, given the rebound in positive market sentiment for riskier assets. A recovery in oil prices from historical lows experienced in early 2020 – back up to the $60 per-barrel range – also supported high-yield returns, as energy issuers have typically represented a significant component within the benchmark ICE BofA Index. In the high-yield market, lower-rated issues generally outperformed higher-rated credits, with CCC-rated bonds outperforming BBs for the 12-month period.
Q What factors affected the Trust’s performance relative to the benchmark ICE BofA Index during the 12-month period ended March 31, 2021?
A In broad terms, the Trust carried leveraged exposure to the high-yield market, which boosted relative returns as high-yield securities posted strong performance over the 12-month period. In addition, the portfolio’s holdings had been weighted towards cyclical and consumer-oriented sectors. (Cyclical sectors are comprised of companies and industries that typically have had more exposure to the ebbs and flows of economic cycles.)
While the positioning within the Trust’s portfolio had had a negative effect on returns in the immediate wake of the COVID-19 crisis, the positioning began to benefit benchmark-relative performance as riskier assets rebounded in the second quarter of 2020. The sectors featuring the strongest returns, and that contributed positively to the Trust’s relative results, were those that had suffered the most severe setbacks in the immediate wake of the COVID-19 crisis, particularly energy, retail, airlines, and other leisure-oriented sectors, all of which experienced positive reversals of fortune after the initial pandemic-induced market sell-off. More broadly, our preference within energy for investments in the midstream pipeline segment, and minimal portfolio exposure to exploration & production companies that had been most directly affected by short-term changes in the price of oil, proved additive for the Trust’s relative returns over the full 12-month period. In fact, during the first quarter of 2021, the Trust’s energy positioning made the biggest positive contribution to benchmark-relative performance, both at the sector and security selection levels, as the price of crude oil rebounded above $60 (as we discussed earlier), and access to financing improved for the energy issuers whose debt we held in the portfolio.

Pioneer High Income Trust | Annual Report | 3/31/21 7

In terms of individual holdings, the leading positive contributors to the Trust’s benchmark-relative performance for the 12-month period included a portfolio overweight to the debt of Scientific Games, a provider of gambling and lottery products and services. While the pandemic-related shutdowns weighed heavily on market sentiment with respect to Scientific Games, the company’s bond prices recovered strongly as gaming activity began to resume in May of 2020. Surgery Center Holdings (SCH) was another strong performer for the Trust during the period. The company’s debt had been downgraded in late-March 2020 when the vast majority of elective surgical procedures were put on hold as medical resources were reallocated to help fight the COVID-19 outbreak. However, SCH, an ambulatory (or “day”) surgery center operator, was able to shift some of its centers to deal with COVID-19 patients, and was therefore well positioned to benefit when discretionary surgical procedures were allowed to resume. Arts & crafts retailer Michaels Stores was another notable positive contributor to the Trust’s relative returns for the period. While we have not had a positive view on the retail segment in general, we believe Michaels’ relatively sound capital structure and leading market position helped support a rebound in the bond price as market sentiment for riskier assets improved. Ultimately, the company agreed to be acquired, causing the portfolio’s bond holdings to appreciate further.
On the negative side, security selection within energy was a modest constraint on the Trust’s benchmark-relative performance for the 12-month period, despite the first-quarter 2021 outperformance we noted previously. In particular, exposure to Chesapeake Energy weighed on the Trust’s returns as the shale-based exploration & production firm filed for Chapter 11 bankruptcy protection from its creditors, against the backdrop of plummeting demand for oil and gas. In addition, a position in offshore drilling contractor Transocean detracted from the Trust’s relative performance, given a pullback in capital spending in the energy sector as oil prices faltered in early 2020.
Detractors outside of energy included a portfolio position in Diamond Sports, a regional sports network. Diamond saw the outlook for its debt deteriorate with the absence of sports-related content for several months during 2020, as live sporting events in general had been canceled as part of the initial COVID-19 containment measures. While helped by the resumption of professional sports leagues’ activities a few months into

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the pandemic, Diamond’s owners have pushed for a bond swap in order to reduce the company’s debt load, which has suppressed enthusiasm for the extant bonds.
Q Did the Trust’s yield, or dividend distributions** to shareholders change during the 12-month period ended March 31, 2021?
A The Trust’s dividend increased from 6.75 cents per share to 7.25 cents per share in November of 2020, based on management’s assessment of a sustainable level of income-generation, which reflected both the lower cost of funding and stronger book yields.
Q How did the level of leverage in the Trust change during the 12-month period ended March 31, 2021?
A The Trust employs leverage through a credit agreement.
As of March 31, 2021, 30.5% of the Trust’s total managed assets were financed by leverage, or borrowed funds, compared with 31.8% of the Trust’s total managed assets financed by leverage at the start of the 12-month period on April 1, 2020. During the 12-month period, the Trust increased the absolute amount of funds borrowed by a total of $24 million, to $123 million as of March 31, 2021. The percentage of the Trust’s total managed assets financed by leverage decreased during the 12-month period due to an increase in the total managed assets of the Trust.
Q Did the Trust have any exposure to derivative securities during the 12-month period ended March 31, 2021? If so, did the investments have a material effect on the Trust’s performance?
A Yes, the Trust had investments in forward foreign currency transactions during the period, which had a slight positive impact on relative performance. The Trust also had a position in CDX, an index-based credit default swap contract, which rose in value in line with the high-yield market during the 12-month period. The Trust also held currency call and put options during the period.
Q What is your investment outlook?
A The Fed has continued to message that it is willing to keep monetary policy accommodative for an extended period of time. While “an extended period of time” seems to be a purposefully vague duration,
** Dividends/distributions are not guaranteed.

Pioneer High Income Trust | Annual Report | 3/31/21 9

public comments from members of the Federal Open Market Committee (FOMC) have suggested that they could be thinking the “extended period” equals at least one year. Since the Fed has indicated that it will ignore this year’s expected rise in inflation as merely transitory, the attention of both investors and policy makers could turn to 2022 inflation measures. If the FOMC, as suggested, waits for a full year with Core PCE (personal consumption) inflation at more than 2% before tightening monetary policy, rate hikes could be off the table until 2023, in our opinion. That would be consistent with the Fed’s own “dot” projections. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members.)
Market pricing, however, has reflected a somewhat faster pace for rate hikes, due in part to the possibility that the markets may not “buy” the Fed’s new operating framework. However, we feel it is important to understand that actual market pricing has reflected a combination of possible outcomes rather than single-point forecasts.
While we believe inflation is likely to be lower in 2022 than in 2021, the balance of inflation risks has been skewed to the upside, given massive debt-financed US fiscal stimulus and the prospect of government policies –such as a minimum wage hike, easier unionization, and generous unemployment benefits – that could potentially boost wage growth.
Given the additional fiscal stimulus package and a more-rapid US economic reopening, we have revised our 2021 US gross domestic product (GDP) growth forecast upward. The demand-driven growth dynamic could be positive for corporate fundamentals and consumer balance sheets. In turn, solid issuer fundamentals and still-elevated investor cash balances (earning close to 0% yield) may support further spread-asset performance.
We believe higher US Treasury yields present a risk to broad-market performance, to the extent that tighter financial conditions could start to weigh on economic activity. By our estimates, a 10-year US Treasury yield in the 2.50% to 3.00% area may likely become problematic for certain market segments and for economic growth. We currently regard

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the risk of such a move as remote; however, we have been monitoring the situation closely, as strong monthly economic data further out on the horizon may push yields marginally higher in the coming months.
The medium-term concern, in our view, is rising inflation, as we believe inflation will rise due to “base effects” (reflecting the very weak economic conditions seen last summer returning to normal, or at least closer to normal). The issue is the extent to which inflation increases might become sustained. If labor and commodities continue to be in short supply, we could see accelerations in wages and prices, which the Fed may ultimately feel compelled to address. As we noted earlier, for the short term, the Fed has signaled a willingness to “let the economy run hot.” This could be a positive for economic growth (and for high-yield issuers), but if the Fed reverses course at some point by raising the target range of the federal funds rate in an attempt to slow down the pace of growth, that, in all likelihood, would be a negative for the performance of riskier assets such as high-yield securities.
All in all, we believe we are currently seeing a very strong backdrop for high-yield fundamentals. Strong growth and corporate profits have led to falling default rates; markets have been reopening; and companies have had good access to financing in both loan and bond markets. Our main concern is valuations. High-yield spreads were in the lower quartile of historical ranges as of period-end, but they still look attractive, in our opinion, relative to other “spread assets” such as investment-grade corporate bonds and government-backed mortgage bonds.
Our base-case scenario is that default losses will be low, but that the level of valuations as well as rising Treasury yields could constrain total returns, even if high-yield securities continue to outperform other segments of the bond market.

Pioneer High Income Trust | Annual Report | 3/31/21 11

Please refer to the Schedule of Investments on pages 17–39 for a full listing of Trust securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk.
The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
The Trust may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Trust will generally rise.
Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust’s assets in illiquid securities may restrict the Trust’s ability to take advantage of market opportunities.
The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

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The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust’s shares.
These risks may increase share price volatility.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Trust | Annual Report | 3/31/21 13

Portfolio Summary | 3/31/21
Portfolio Diversification

(As a percentage of total investments)*
† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	Hanover Insurance Group, Inc., 7.625%, 10/15/25	1.22%
2.	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps),
	6/15/58 (144A)	1.11
3.	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	1.10
4.	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	1.10
5.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1.10
6.	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 9.359%
	(1 Month USD LIBOR + 925 bps), 11/25/39 (144A)	1.04
7.	Hercules LLC, 6.5%, 6/30/29	1.02
8.	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	1.01
9.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	1.01
10.	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)	1.00
*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

14 Pioneer High Income Trust | Annual Report | 3/31/21

Prices and Distributions | 3/31/21
Market Value per Share^

	3/31/21	3/31/20
Market Value	$9.37	$6.42
Discount	(2.1)%	(11.4)%

Net Asset Value per Share^

	3/31/21	3/31/20
Net Asset Value	$9.57	$7.25

Distributions per Share*: 4/1/20 - 3/30/21

Net Investment	Short-Term	Long-Term
Income	Capital Gains	Capital Gains
$0.8350	$ —	$ —

Yields
	3/31/21	3/31/20
30-Day SEC Yield	6.40%	16.06%

The data shown above represents past performance, which is no guarantee of future results.
^  Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust’s website at www.amundi.com/us.
*  The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period.

Pioneer High Income Trust | Annual Report | 3/31/21 15

Performance Update | 3/31/21
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Returns
(As of March 31, 2021)

	Net		ICE BofA
	Asset		U.S. High
	Value	Market	Yield
Period	(NAV)	Price	Index
10 years	5.99%	4.25%	6.31%
5 years	10.03	8.00	7.94
1 year	46.08	61.52	23.31

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.
The ICE Bank of America U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

16 Pioneer High Income Trust | Annual Report | 3/31/21

Schedule of Investments | 3/31/21

Shares			Value
UNAFFILIATED ISSUERS — 140.7%
COMMON STOCKS — 1.2% of Net Assets
Automobiles & Components — 0.1%
	827	Lear Corp.	$ 149,894
		Total Automobiles & Components	$ 149,894
Energy Equipment & Services — 0.8%
	89,191(a)	FTS International, Inc.	$ 2,206,585
		Total Energy Equipment & Services	$ 2,206,585
Oil, Gas & Consumable Fuels — 0.3%
	21(a)	Amplify Energy Corp.	$ 58
	802,650^+(a)	PetroQuest Energy, Inc.	341,126
	12,271	Summit Midstream Partners LP	289,227
	7,997^+(a)	Superior Energy Services, Inc.	257,903
		Total Oil, Gas & Consumable Fuels	$ 888,314
Specialty Retail — 0.0%†
	68,241^+(a)	Targus Cayman SubCo., Ltd.	$ 104,409
		Total Specialty Retail	$ 104,409
TOTAL COMMON STOCKS
		(Cost $3,924,071)	$ 3,349,202
CONVERTIBLE PREFERRED STOCK — 0.8% of
Net Assets
Banks — 0.8%
	1,600(b)	Wells Fargo & Co., 7.5%	$ 2,267,856
		Total Banks	$ 2,267,856
TOTAL CONVERTIBLE PREFERRED STOCK
		(Cost $2,022,424)	$ 2,267,856
PREFERRED STOCKS — 2.5% of Net Assets
Banks — 1.2%
	132,750(c)	GMAC Capital Trust I, 5.983% (3 Month USD LIBOR +
		579 bps), 2/15/40	$ 3,382,470
		Total Banks	$ 3,382,470
Diversified Financial Services — 1.2%
	3,000(b)(c)	Compeer Financial ACA, 6.75% (USD LIBOR +
		458 bps) (144A)	$ 3,315,000
		Total Diversified Financial Services	$ 3,315,000
Internet — 0.1%
	129,055	MYT Holding LLC	$ 131,314
		Total Internet	$ 131,314
TOTAL PREFERRED STOCKS
		(Cost $6,558,028)	$ 6,828,784

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 17

Schedule of Investments | 3/31/21
(continued)

Principal
Amount
USD ($)		Value
COLLATERALIZED MORTGAGE OBLIGATIONS —
2.0% of Net Assets
4,100,000(d)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
Class B1, 9.359% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	$ 4,110,298
710,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
12.359% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	818,907
530,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
11.359% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	593,351
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $5,340,000)	$ 5,522,556
COMMERCIAL MORTGAGE-BACKED
SECURITIES — 2.8% of Net Assets
500,000(d)	Capital Funding Mortgage Trust, Series 2020-9, Class B,
15.9% (1 Month USD LIBOR +
	1,490 bps), 11/19/22 (144A)	$ 500,000
1,744,008(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
	10/25/27 (144A)	1,498,464
1,500,000(d)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.019% (1 Month USD LIBOR + 690 bps), 8/25/29	1,215,000
1,196,887(d)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.349%
	(1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	1,182,091
1,500,000(d)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.119%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	1,523,091
161,261	L1C 3/8L1 LLC, Series 2019-1, Class B, 8.5%, 11/1/22
	(144A)	161,480
2,500,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
	Class E, 3.0%, 5/15/48 (144A)	1,673,096
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $8,454,648)	$ 7,753,222
CONVERTIBLE CORPORATE BONDS — 3.0% of
Net Assets
Banks — 0.0%†
IDR 1,422,679,000^	PT Bakrie & Brothers Tbk, 12/22/22	$ 9,795
	Total Banks	$ 9,795
Chemicals — 1.4%
4,000,000(e)	Hercules LLC, 6.5%, 6/30/29	$ 4,015,000
	Total Chemicals	$ 4,015,000
Entertainment — 0.5%
510,000(f)	DraftKings, Inc., 3/15/28 (144A)	$ 504,645
849,000	IMAX Corp., 0.5%, 4/1/26 (144A)	839,491
	Total Entertainment	$ 1,344,136

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
Leisure Time — 0.2%
490,000	Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23 (144A)	$ 688,695
	Total Leisure Time	$ 688,695
Mining — 0.4%
1,050,000	Ivanhoe Mines Ltd., 2.5%, 4/15/26 (144A)	$ 1,076,092
	Total Mining	$ 1,076,092
Pharmaceuticals — 0.2%
1,300,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	$ 510,735
	Total Pharmaceuticals	$ 510,735
REITs — 0.1%
235,000	Summit Hotel Properties, Inc., 1.5%, 2/15/26	$ 258,941
	Total REITs	$ 258,941
Software — 0.2%
675,000(f)	Everbridge, Inc., 3/15/26 (144A)	$ 658,125
	Total Software	$ 658,125
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $7,620,265)	$ 8,561,519
CORPORATE BONDS — 122.4% of Net Assets
Advertising — 1.8%
200,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 209,000
900,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	892,197
3,940,000(g)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	3,979,400
	Total Advertising	$ 5,080,597
Aerospace & Defense — 0.9%
1,210,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	$ 1,402,087
745,000	Kratos Defense & Security Solutions, Inc., 6.5%,
	11/30/25 (144A)	782,712
270,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	303,804
	Total Aerospace & Defense	$ 2,488,603
Airlines — 1.8%
1,455,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 1,417,757
355,000	Delta Air Lines, Inc., 7.375%, 1/15/26	416,666
1,380,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	1,511,100
EUR 2,000,000	Transportes Aereos Portugueses SA, 5.625%,
	12/2/24 (144A)	1,814,039
	Total Airlines	$ 5,159,562
Auto Manufacturers — 2.0%
1,650,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	$ 1,668,563
1,399,000	General Motors Co., 6.125%, 10/1/25	1,644,470

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 19

Schedule of Investments | 3/31/21
(continued)

Principal
Amount
USD ($)		Value
	Auto Manufacturers — (continued)
2,260,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	$ 2,387,125
	Total Auto Manufacturers	$ 5,700,158
	Auto Parts & Equipment — 1.9%
2,000,000	American Axle & Manufacturing, Inc., 6.5%, 4/1/27	$ 2,075,000
1,798,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,899,587
1,195,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	1,339,894
	Total Auto Parts & Equipment	$ 5,314,481
	Banks — 5.7%
825,000	Access Bank Plc, 10.5%, 10/19/21 (144A)	$ 853,479
600,000(b)(c)	Bank of America Corp., 6.5% (3 Month USD
	LIBOR + 417 bps)	672,000
1,800,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	1,964,160
700,000(b)(c)	Credit Suisse Group AG, 7.5% (5 Year USD Swap Rate +
	460 bps) (144A)	757,630
1,931,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	2,000,999
2,147,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	2,235,564
675,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
	546 bps) (144A)	766,125
2,250,000(b)(c)	Natwest Group Plc, 8.625% (5 Year USD Swap
	Rate + 760 bps)	2,303,437
3,415,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	3,406,667
980,000(b)(c)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	1,001,070
	Total Banks	$ 15,961,131
	Building Materials — 1.8%
1,333,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 1,429,642
470,000	Cornerstone Building Brands, Inc., 6.125%,
	1/15/29 (144A)	500,550
745,000	CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	783,032
2,062,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	2,250,158
150,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%, 1/15/29 (144A)	156,899
	Total Building Materials	$ 5,120,281
	Chemicals — 4.4%
78,000	Blue Cube Spinco LLC, 10.0%, 10/15/25	$ 82,290
1,455,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	1,564,489
2,250,000	LYB Finance Co. BV, 8.1%, 3/15/27 (144A)	2,976,947
470,000	Olin Corp., 9.5%, 6/1/25 (144A)	579,863
2,316,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
	4/1/25 (144A)	2,397,546
1,340,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.125%, 4/1/29 (144A)	1,381,875

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Chemicals — (continued)
2,030,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	$ 2,032,538
1,290,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	1,383,525
	Total Chemicals	$ 12,399,073
	Coal — 0.9%
2,429,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 2,523,124
	Total Coal	$ 2,523,124
	Commercial Services — 7.4%
350,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 371,168
1,905,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	2,090,166
950,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,019,084
790,000	Atento Luxco 1 SA, 8.0%, 2/10/26 (144A)	827,887
3,850,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
	5/1/25 (144A)	3,955,875
1,025,000	Carriage Services, Inc., 6.625%, 6/1/26 (144A)	1,076,250
3,226,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	3,570,763
319,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	339,480
915,000	NESCO Holdings II, Inc., 5.5%, 4/15/29 (144A)	938,333
4,155,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	4,325,313
1,093,000	Sotheby’s, 7.375%, 10/15/27 (144A)	1,181,926
862,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	924,254
	Total Commercial Services	$ 20,620,499
	Computers — 1.3%
555,000	Dell International LLC/EMC Corp., 7.125%, 6/15/24 (144A)	$ 571,303
1,810,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	1,848,915
175,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	194,906
730,000	NCR Corp., 5.0%, 10/1/28 (144A)	737,300
155,000	NCR Corp., 8.125%, 4/15/25 (144A)	169,919
	Total Computers	$ 3,522,343
	Diversified Financial Services — 8.3%
4,055,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	$ 4,339,661
2,150,000	ASG Finance Designated Activity Co., 7.875%,
	12/3/24 (144A)	2,007,562
1,240,000(h)	Avation Capital SA, 8.25% (9.0% PIK or 8.25% cash),
	10/31/26 (144A)	998,200
340,000	Credito Real SAB de CV SOFOM ER, 8.0%, 1/21/28 (144A)	343,742
3,105,000	Credito Real SAB de CV SOFOM ER, 9.5%, 2/7/26 (144A)	3,294,405
EUR 480,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	581,746
GBP 820,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	1,167,511

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 21

Schedule of Investments | 3/31/21
(continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
2,147,628(h)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or
	6.50% cash), 9/15/24 (144A)	$ 2,059,575
1,020,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	1,002,364
845,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	876,688
160,000	OneMain Finance Corp., 6.625%, 1/15/28	181,330
460,000	OneMain Finance Corp., 8.875%, 6/1/25	509,588
1,290,000	Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
	6.375%, 12/15/22 (144A)	1,309,092
755,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	773,875
1,225,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	1,223,469
2,395,000	VistaJet Malta Finance Plc/XO Management Holding,
	Inc., 10.5%, 6/1/24 (144A)	2,610,550
	Total Diversified Financial Services	$ 23,279,358
	Electric — 3.3%
825,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 942,975
1,010,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	1,174,125
2,240,000	NRG Energy, Inc., 6.625%, 1/15/27	2,329,600
950,000	NRG Energy, Inc., 7.25%, 5/15/26	988,000
1,120,421	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	1,193,249
1,520,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	1,539,000
1,100,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	984,500
6,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	6,236
	Total Electric	$ 9,157,685
	Electrical Components & Equipment — 0.5%
750,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 820,125
520,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	581,880
	Total Electrical Components & Equipment	$ 1,402,005
	Electronics — 0.1%
380,000	TTM Technologies, Inc., 4.0%, 3/1/29 (144A)	$ 374,775
	Total Electronics	$ 374,775
	Engineering & Construction — 1.5%
475,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
	6.0%, 2/1/26 (144A)	$ 495,188
3,010,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	3,342,003
704,038(i)	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	260,494
	Total Engineering & Construction	$ 4,097,685
	Entertainment — 5.7%
768,000	AMC Entertainment Holdings, Inc., 10.5%, 4/24/26 (144A)	$ 812,160
2,135,980(h)	AMC Entertainment Holdings, Inc., 12.0% (12.0% PIK or
	10.0% cash), 6/15/26 (144A)	1,736,552

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Entertainment — (continued)
1,085,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	$ 1,196,972
EUR 1,025,000	Cirsa Finance International S.a.r.l., 6.25%, 12/20/23 (144A)	1,218,757
854,000	Cirsa Finance International S.a.r.l., 7.875%,
	12/20/23 (144A)	863,650
1,040,000(h)	Codere Finance 2 Luxembourg SA, 11.625% (7.125% PIK
	or 4.5% cash), 11/1/23 (144A)	565,760
380,000	International Game Technology Plc, 4.125%,
	4/15/26 (144A)	390,480
395,000	International Game Technology Plc, 6.25%,
	1/15/27 (144A)	437,638
656,000	International Game Technology Plc, 6.5%, 2/15/25 (144A)	718,320
1,265,000	Lions Gate Capital Holdings LLC, 5.5%, 4/15/29 (144A)	1,265,139
1,880,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	1,896,694
1,910,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	2,041,045
1,910,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	2,072,350
571,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	612,398
230,000	SeaWorld Parks & Entertainment, Inc., 9.5%, 8/1/25 (144A)	249,970
	Total Entertainment	$ 16,077,885
	Environmental Control — 1.4%
815,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 823,150
1,691,000	Covanta Holding Corp., 6.0%, 1/1/27	1,764,981
1,280,000	Tervita Corp., 11.0%, 12/1/25 (144A)	1,452,800
	Total Environmental Control	$ 4,040,931
	Food — 1.5%
531,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 7.5%, 3/15/26 (144A)	$ 586,551
1,412,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	1,457,890
775,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
	2/15/28 (144A)	851,764
625,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
	Inc., 6.5%, 4/15/29 (144A)	705,937
460,000	United Natural Foods, Inc., 6.75%, 10/15/28 (144A)	491,625
	Total Food	$ 4,093,767
	Forest Products & Paper — 1.7%
1,655,000	Eldorado International Finance GmbH, 8.625%,
	6/16/21 (144A)	$ 1,651,690
2,035,000	Mercer International, Inc., 5.125%, 2/1/29 (144A)	2,108,260
831,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	880,860
	Total Forest Products & Paper	$ 4,640,810

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 23

Schedule of Investments | 3/31/21
(continued)

Principal
Amount
USD ($)		Value
	Healthcare-Products — 0.9%
2,235,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 2,486,438
	Total Healthcare-Products	$ 2,486,438
	Healthcare-Services — 4.8%
1,425,000	Auna SAA, 6.5%, 11/20/25 (144A)	$ 1,519,420
1,340,000	Centene Corp., 4.625%, 12/15/29	1,450,289
580,000	CHS/Community Health Systems, Inc., 5.625%,
	3/15/27 (144A)	610,044
265,000	CHS/Community Health Systems, Inc., 6.0%,
	1/15/29 (144A)	280,237
580,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	616,250
385,000	Lifepoint Health, Inc., 5.375%, 1/15/29 (144A)	379,225
2,640,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	2,818,200
2,396,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	2,641,590
425,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	440,938
2,500,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,750,000
	Total Healthcare-Services	$ 13,506,193
	Home Builders — 2.5%
475,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 489,250
1,155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	1,258,950
1,680,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 4.875%, 2/15/30 (144A)	1,681,042
800,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.375%, 5/15/25 (144A)	819,000
830,000	Empire Communities Corp., 7.0%, 12/15/25 (144A)	874,613
790,000	KB Home, 7.5%, 9/15/22	852,212
1,035,000	KB Home, 7.625%, 5/15/23	1,121,681
	Total Home Builders	$ 7,096,748
	Housewares — 0.1%
250,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 268,125
	Total Housewares	$ 268,125
	Insurance — 5.5%
3,800,000	Hanover Insurance Group, Inc., 7.625%, 10/15/25	$ 4,816,627
3,075,000(c)	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR +
	712 bps), 6/15/58 (144A)	4,355,431
3,000,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	4,320,278
1,100,000	MetLife, Inc., 10.75%, 8/1/39	1,837,978
	Total Insurance	$ 15,330,314
	Internet — 0.1%
205,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 237,047
	Total Internet	$ 237,047

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Iron & Steel — 1.3%
1,840,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 2,001,000
155,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	181,590
1,470,000	Commercial Metals Co., 5.375%, 7/15/27	1,543,500
	Total Iron & Steel	$ 3,726,090
	Leisure Time — 2.8%
215,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 230,974
EUR 280,000	Carnival Corp., 7.625%, 3/1/26 (144A)	354,967
285,000	Carnival Corp., 10.5%, 2/1/26 (144A)	335,938
1,295,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	1,312,340
360,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	366,750
EUR 350,000	Pinnacle Bidco Plc, 5.5%, 2/15/25 (144A)	415,543
745,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	749,284
270,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	297,521
638,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	744,067
2,790,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	2,762,686
165,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
	2/15/29 (144A)	166,700
	Total Leisure Time	$ 7,736,770
	Lodging — 2.6%
880,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 978,560
950,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	940,500
910,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	910,000
815,000	Hyatt Hotels Corp., 5.375%, 4/23/25	913,572
390,000	Hyatt Hotels Corp., 5.75%, 4/23/30	455,240
325,000	Marriott International, Inc., 5.75%, 5/1/25	372,805
1,700,000	MGM Resorts International, 6.0%, 3/15/23	1,821,125
725,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	823,129
	Total Lodging	$ 7,214,931
	Machinery-Construction & Mining — 0.4%
955,000	Terex Corp., 5.0%, 5/15/29 (144A)	$ 988,616
	Total Machinery-Construction & Mining	$ 988,616
	Machinery-Diversified — 0.6%
1,517,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
	8/1/24 (144A)	$ 1,587,161
	Total Machinery-Diversified	$ 1,587,161
	Media — 2.3%
1,053,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	$ 1,095,436
2,288,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	1,201,200
480,000	Entercom Media Corp., 6.75%, 3/31/29 (144A)	498,924

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 25

Schedule of Investments | 3/31/21
(continued)
Principal
Amount
USD ($)		Value
	Media — (continued)
303,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	$ 313,984
1,057,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	1,149,487
EUR 890,000	Virgin Media Finance Plc, 3.75%, 7/15/30 (144A)	1,044,559
GBP 890,000	Virgin Media Vendor Financing Notes III, DAC, 4.875%,
	7/15/28 (144A)	1,261,609
	Total Media	$ 6,565,199
	Mining — 3.8%
940,000	Arconic Corp., 6.125%, 2/15/28 (144A)	$ 1,004,108
1,240,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	1,185,378
375,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	388,125
705,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	756,112
1,750,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	1,780,625
180,000	Hudbay Minerals, Inc., 4.5%, 4/1/26 (144A)	187,076
692,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	738,710
3,276,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	3,669,120
1,000,000	Novelis Corp., 5.875%, 9/30/26 (144A)	1,046,800
	Total Mining	$ 10,756,054
	Miscellaneous Manufacturers — 0.2%
424,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 437,055
	Total Miscellaneous Manufacturers	$ 437,055
	Multi-National — 0.3%
IDR 10,330,000,000	Inter-American Development Bank, 7.875%, 3/14/23	$ 745,751
	Total Multi-National	$ 745,751
	Oil & Gas — 10.7%
2,430,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 2,515,050
199,000	Ascent Resources Utica Holdings LLC/ARU Finance
	Corp., 10.0%, 4/1/22 (144A)	208,950
4,000,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	3,635,000
1,400,000	Cenovus Energy, Inc., 5.375%, 7/15/25	1,572,784
1,402,000	Cenovus Energy, Inc., 6.75%, 11/15/39	1,745,194
2,085,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	2,043,738
330,000	Endeavor Energy Resources LP/EER Finance, Inc.,
	6.625%, 7/15/25 (144A)	352,684
830,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	842,450
1,710,000	Indigo Natural Resources LLC, 5.375%, 2/1/29 (144A)	1,684,709
1,010,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	1,012,525
250,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	258,237
1,535,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,607,912
1,280,000	Murphy Oil Corp., 6.375%, 7/15/28	1,281,600
2,000,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	2,007,500

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Oil & Gas— (continued)
2,010,000	Occidental Petroleum Corp., 4.4%, 4/15/46	$ 1,703,475
1,965,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	1,451,644
1,145,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	1,167,528
1,245,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	1,350,701
2,569,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,875,370
1,015,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	1,015,000
1,000,000	YPF SA, 6.95%, 7/21/27 (144A)	612,080
ARS 15,750,000	YPF SA, 16.5%, 5/9/22 (144A)	140,403
	Total Oil & Gas	$ 30,084,534
	Oil & Gas Services — 2.4%
385,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.25%, 4/1/28 (144A)	$ 391,083
2,583,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	2,692,777
1,940,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	1,784,800
1,175,000	TechnipFMC Plc, 6.5%, 2/1/26 (144A)	1,229,051
703,000	USA Compression Partners LP/USA Compression
	Finance Corp., 6.875%, 9/1/27	724,090
	Total Oil & Gas Services	$ 6,821,801
	Oil, Gas & Consumable Fuels — 1.3%
3,605,000	Vine Energy Holdings LLC, 6.75%, 4/15/29 (144A)	$ 3,605,000
	Total Oil, Gas & Consumable Fuels	$ 3,605,000
	Packaging & Containers — 1.0%
1,087,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA,
	Inc., 6.0%, 2/15/25 (144A)	$ 1,120,154
1,500,000	Greif, Inc., 6.5%, 3/1/27 (144A)	1,580,625
	Total Packaging & Containers	$ 2,700,779
	Pharmaceuticals — 3.6%
1,005,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 1,114,922
828,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	847,044
535,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	580,769
535,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	597,194
1,970,000	Endo, DAC/Endo Finance LLC/Endo Finco, Inc., 6.0%,
	6/30/28 (144A)	1,595,700
1,376,000	Endo, DAC/Endo Finance LLC/Endo Finco, Inc., 9.5%,
	7/31/27 (144A)	1,494,680
965,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	1,032,550
579,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	615,593

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 27

Schedule of Investments | 3/31/21
(continued)

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
2,080,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.8%, 7/21/23	$ 2,073,344
	Total Pharmaceuticals	$ 9,951,796
	Pipelines — 7.2%
910,000	DCP Midstream Operating LP, 5.6%, 4/1/44	$ 910,000
1,175,000(c)	DCP Midstream Operating LP, 5.85% (3 Month USD
	LIBOR + 385 bps), 5/21/43 (144A)	1,046,232
1,210,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	1,210,000
1,524,000(d)	Energy Transfer Operating LP, 3.223% (3 Month USD
	LIBOR + 302 bps), 11/1/66	1,059,180
1,965,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	1,914,500
925,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	904,382
248,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	191,835
270,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	217,787
717,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	595,110
770,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.0%, 1/15/27	779,640
421,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	444,155
1,760,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	1,891,472
1,240,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	1,281,447
1,150,000	NuStar Logistics LP, 6.375%, 10/1/30	1,242,000
1,850,000	ONEOK, Inc., 6.875%, 9/30/28	2,267,861
1,885,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	1,885,415
1,801,000	Williams Cos., Inc., 5.75%, 6/24/44	2,204,157
	Total Pipelines	$ 20,045,173
	Real Estate — 0.2%
655,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%,
	1/15/29 (144A)	$ 645,994
	Total Real Estate	$ 645,994
	REITs — 1.9%
1,363,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	$ 1,433,917
3,676,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	3,977,432
	Total REITs	$ 5,411,349
	Retail — 4.3%
1,240,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 1,202,800
589,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	606,670
425,000	Carvana Co., 5.5%, 4/15/27 (144A)	427,231

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Retail — (continued)
1,045,000	Golden Nugget, Inc., 6.75%, 10/15/24 (144A)	$ 1,055,450
470,000	IRB Holding Corp., 7.0%, 6/15/25 (144A)	505,931
1,625,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	1,841,328
615,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	630,655
2,859,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	3,159,195
405,000	Park River Holdings, Inc., 5.625%, 2/1/29 (144A)	392,344
880,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	906,400
475,000	PetSmart, Inc./PetSmart Finance Corp., 7.75%,
	2/15/29 (144A)	516,135
798,000	Staples, Inc., 7.5%, 4/15/26 (144A)	841,890
	Total Retail	$ 12,086,029
	Software — 0.5%
1,350,000	Rackspace Technology Global, Inc., 5.375%,
	12/1/28 (144A)	$ 1,372,714
	Total Software	$ 1,372,714
	Telecommunications — 5.1%
1,495,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 1,473,009
1,169,000	Altice France Holding SA, 10.5%, 5/15/27 (144A)	1,316,236
270,000	Altice France SA, 5.125%, 1/15/29 (144A)	273,375
1,075,000	Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)	1,143,440
559,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	570,208
119,296	Digicel Holdings Bermuda, Ltd./Digicel International
	Finance, Ltd., 8.0%, 12/31/26 (144A)	115,121
298,833	Digicel Holdings Bermuda, Ltd./Digicel International
	Finance, Ltd., 8.75%, 5/25/24 (144A)	308,171
158,424(h)	Digicel Holdings Bermuda, Ltd./Digicel International
	Finance, Ltd., 13.0% (7.0% PIK or 6.0% cash),
	12/31/25 (144A)	159,216
1,050,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	1,099,224
1,700,000	Lumen Technologies, Inc., 5.625%, 4/1/25	1,833,875
3,080,000	Sprint Corp., 7.125%, 6/15/24	3,545,850
41,000	Sprint Corp., 7.625%, 3/1/26	50,222
2,385,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	2,423,756
	Total Telecommunications	$ 14,311,703
	Transportation — 1.8%
1,375,000	Danaos Corp., 8.5%, 3/1/28 (144A)	$ 1,469,531
1,240,000	Watco Cos., LLC/Watco Finance Corp., 6.5%,
	6/15/27 (144A)	1,306,960
2,055,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	2,311,875
	Total Transportation	$ 5,088,366

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 29

Schedule of Investments | 3/31/21
(continued)

Principal
Amount
USD ($)		Value
Trucking & Leasing — 0.3%
690,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$ 785,738
	Total Trucking & Leasing	$ 785,738
TOTAL CORPORATE BONDS
	(Cost $320,160,697)	$342,648,221
FOREIGN GOVERNMENT BONDS — 1.3% of
Net Assets
Bahrain — 0.4%
1,055,000	Bahrain Government International Bond, 5.625%,
	9/30/31 (144A)	$ 1,040,536
	Total Bahrain	$ 1,040,536
Mexico — 0.7%
MXN 38,420,700	Mexican Bonos, 8.0%, 12/7/23	$ 2,003,738
	Total Mexico	$ 2,003,738
Russia — 0.2%
522,000(g)	Russian Government International Bond, 7.5%, 3/31/30	$ 602,805
	Total Russia	$ 602,805
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $3,489,153)	$ 3,647,079

Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 0.5% of
Net Assets#
Collateralized Reinsurance — 0.2%
Multiperil – U.S. — 0.0%†
500,000+(j)	Dingle Re 2019, 2/1/22	$ 10,263
Multiperil – Worldwide — 0.2%
500,000+(a)(j)	Cypress Re 2017, 1/31/22	$ 50
324,897+(a)(j)	Gloucester Re 2018, 2/28/22	57,182
54,000(a)(j)	Limestone Re, 3/1/23 (144A)	74,531
12,000+(j)	Limestone Re 2016-1, 8/31/21	999
12,000+(j)	Limestone Re 2016-1, 8/31/21	1,000
277,770+(a)(j)	Oyster Bay Re 2018, 1/31/22	252,104
400,000+(a)(j)	Resilience Re, 4/6/21 (144A)	40
$ 385,906
	Total Collateralized Reinsurance	$ 396,169
Reinsurance Sidecars — 0.3%
Multiperil – U.S. — 0.0%†
1,000,000+(a)(j)	Carnoustie Re 2017, 11/30/21	$ 131,800

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/21

Face
Amount
USD ($)		Value
	Multiperil – U.S. — (continued)
500,000+(a)(k)	Harambee Re 2018, 12/31/21	$ 1,800
600,000+(k)	Harambee Re 2019, 12/31/22	5,040
		$ 138,640
	Multiperil – Worldwide — 0.3%
3,037+(k)	Alturas Re 2019-2, 3/10/22	$ 8,066
24,550+(k)	Alturas Re 2019-3, 9/12/23	34,125
162,311+(a)(j)	Alturas Re 2020-1A, 3/10/23 (144A)	74,306
29,558+(k)	Alturas Re 2020-2, 3/10/23	37,060
1,167,977+(a)(j)	Berwick Re 2018-1, 12/31/21	112,222
834,446+(a)(j)	Berwick Re 2019-1, 12/31/22	99,716
1,000+(j)	Limestone Re 2018, 3/1/22	–
500,000+(a)(k)	Lorenz Re 2018, 7/1/21	5,350
499,318+(a)(k)	Lorenz Re 2019, 6/30/22	23,468
500,000+(a)(j)	Merion Re 2018-2, 12/31/21	82,750
1,000,000+(j)	Pangaea Re 2016-2, 11/30/21	1,783
500,000+(a)(j)	Pangaea Re 2018-1, 12/31/21	10,527
1,000,000+(a)(j)	Pangaea Re 2018-3, 7/1/22	20,743
409,624+(a)(j)	Pangaea Re 2019-1, 2/1/23	8,536
735,313+(a)(j)	Pangaea Re 2019-3, 7/1/23	26,450
300,000+(a)(j)	Sector Re V, 12/1/23 (144A)	70,338
20,000+(a)(j)	Sector Re V, 12/1/24 (144A)	47,493
500,000+(a)(j)	St. Andrews Re 2017-1, 2/1/22	33,900
250,000+(j)	Sussex Re 2020-1, 12/31/22	16,650
500,000+(a)(j)	Versutus Re 2018, 12/31/21	1,650
441,274+(j)	Versutus Re 2019-A, 12/31/21	8,208
58,727+(j)	Versutus Re 2019-B, 12/31/21	1,092
253,645+(a)(j)	Woburn Re 2018, 12/31/21	18,618
244,914+(a)(j)	Woburn Re 2019, 12/31/22	72,421
		$ 815,472
	Total Reinsurance Sidecars	$ 954,112
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $2,078,114)	$ 1,350,281

Principal
Amount
USD ($)
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 4.2% of Net Assets*(d)
	Aerospace & Defense — 0.6%
1,140,000	Grupo Aeroméxico, SAB De CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/31/21	$ 1,161,375

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 31

Schedule of Investments | 3/31/21
(continued)

Principal
Amount
USD ($)		Value
Aerospace & Defense — (continued)
499,309	Grupo Aeroméxico, SAB De CV, DIP Tranche 2 Term
	Loan, 15.5% (LIBOR + 1,450 bps), 12/31/21	$ 512,416
	Total Aerospace & Defense	$ 1,673,791
Airlines — 0.1%
375,000(l)	AAdvantage Loyality IP, Ltd., Initial Term Loan,
	0.0%, 4/20/28	$ 384,208
	Total Airlines	$ 384,208
Diversified & Conglomerate Service — 0.9%
1,425,521	First Brands Group LLC, First Lien 2021 Term Loan, 6.0%
	(LIBOR + 500 bps), 3/30/27	$ 1,427,303
1,077,964	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	1,005,971
	Total Diversified & Conglomerate Service	$ 2,433,274
Entertainment & Leisure — 1.0%
2,715,000	Enterprise Development Authority, Term B Loan, 4.25%
	(LIBOR + 425 bps), 2/18/28	$ 2,726,878
	Total Entertainment & Leisure	$ 2,726,878
Healthcare, Education & Childcare — 0.2%
509,850	Surgery Center Holdings, Inc., 2020 Incremental Term
	Loan, 9.0% (LIBOR + 800 bps), 9/3/24	$ 520,047
	Total Healthcare, Education & Childcare	$ 520,047
Machinery — 0.1%
364,973	Blount International, Inc., New Refinancing Term Loan,
	4.75% (LIBOR + 375 bps), 4/12/23	$ 366,250
	Total Machinery	$ 366,250
Securities & Trusts — 0.6%
1,381,300	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 1,507,920
100,100	Spectacle Gary Holdings LLC, Delayed Draw Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	109,276
	Total Securities & Trusts	$ 1,617,196
Telecommunications — 0.7%
1,970,000	Commscope, Inc., Initial Term Loan, 3.359% (LIBOR +
	325 bps), 4/6/26	$ 1,960,972
	Total Telecommunications	$ 1,960,972
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $11,271,072)	$ 11,682,616

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/21

Shares		Value

RIGHTS/WARRANTS — 0.0%† of Net Assets
Health Care Providers & Services — 0.0%†
1,819,798(a)(m)	ANR, Inc., 3/31/23	$ 8,007
	Total Health Care Providers & Services	$ 8,007
Oil, Gas & Consumable Fuels — 0.0%†
354(a)(n)	Alpha Metallurgical Resources, Inc., 7/26/23	$ 814
	Total Oil, Gas & Consumable Fuels	$ 814
Transportation — 0.0%
10,071^+	Syncreon Group, 10/01/24	$ —
	Total Transportation	$ —
TOTAL RIGHTS/WARRANTS
	(Cost $308,610)	$ 8,821

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.0%†
773,000	Put EUR	Bank of	EUR 12,793	EUR 1.11	6/4/21	$ 302
	Call USD	America NA
2,400,000	Put EUR	JPMorgan	EUR 15,575	EUR 1.15	5/17/21	5,927
	Call USD	Chase Bank NA
1,650,000	Put EUR	JPMorgan	EUR 23,405	EUR 1.17	2/4/22	32,682
	Call USD	Chase Bank NA
$ 38,911
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
	(Premiums paid $51,773)					$ 38,911
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 140.7%
	(Cost $371,278,855) (o)					$ 393,659,068
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(773,000)	Call EUR	Bank of	EUR 12,793	EUR 1.17	6/4/21	$ (9,835)
	Put USD	America NA
(2,400,000)	Call EUR	JPMorgan	EUR 15,575	EUR 1.24	5/17/21	(220)
	Put USD	Chase Bank NA
(1,650,000)	Call EUR	JPMorgan	EUR 23,405	EUR 1.25	2/4/22	(11,999)
	Put USD	Chase Bank NA
$ (22,054)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(51,773))					$ (22,054)
	OTHER ASSETS AND LIABILITIES — (40.7)%					$(113,771,866)
	NET ASSETS — 100.0%					$ 279,865,148

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 33

Schedule of Investments | 3/31/21
(continued)
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2021, the value of these securities amounted to
$285,782,967, or 102.1% of net assets.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2021.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2021.
(d)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2021.
(e)	Security is priced as a unit.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2021.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Security is in default.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	This term loan will settle after March 31, 2021, at which time the interest rate will be determined.
(m)	ANR, Inc., 3/31/23 warrants are exercisable into 1,819,798 shares.
(n)	Alpha Metallurgical Resources, Inc., 7/26/23 warrants are exercisable into 354 shares.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/21

(o)	Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:
	United States	73.8%
	Canada	7.6
	Luxembourg	3.0
	United Kingdom	2.2
	Mexico	1.8
	Bermuda	1.5
	Netherlands	1.3
	Ireland	1.1
	Other (individually less than 1%)	7.7
		100.0%

#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 8,066
Alturas Re 2019-3	6/26/2019	24,550	34,125
Alturas Re 2020-1A	12/27/2019	162,311	74,306
Alturas Re 2020-2	1/1/2020	29,558	37,060
Berwick Re 2018-1	1/10/2018	192,596	112,222
Berwick Re 2019-1	12/31/2018	99,709	99,716
Carnoustie Re 2017	1/3/2017	237,757	131,800
Cypress Re 2017	1/24/2017	1,681	50
Dingle Re 2019	3/4/2019	—	10,263
Gloucester Re 2018	1/2/2018	52,650	57,182
Harambee Re 2018	12/19/2017	25,427	1,800
Harambee Re 2019	12/20/2018	—	5,040
Limestone Re	6/20/2018	39,900	74,531
Limestone Re 2016-1	12/15/2016	990	1,000
Limestone Re 2016-1	12/15/2016	990	999
Limestone Re 2018	6/20/2018	1,000	—
Lorenz Re 2018	6/26/2018	113,445	5,350
Lorenz Re 2019	6/26/2019	159,215	23,468
Merion Re 2018-2	12/28/2017	20,576	82,750
Oyster Bay Re 2018	1/17/2018	247,922	252,104
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	5/31/2018	240,861	20,743
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Resilience Re	4/13/2017	1,307	40
Sector Re V	1/1/2020	20,000	47,493
Sector Re V	12/4/2018	114,025	70,338
St. Andrews Re 2017-1	1/5/2017	33,874	33,900
Sussex Re 2020-1	1/23/2020	—	16,650
Versutus Re 2018	1/31/2018	3,174	1,650
Versutus Re 2019-A	1/28/2019	—	8,208
Versutus Re 2019-B	12/24/2018	—	1,092
Woburn Re 2018	3/20/2018	89,763	18,618
Woburn Re 2019	1/30/2019	63,932	72,421
Total Restricted Securities			$1,350,281
% of Net assets			0.5%

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 35

Schedule of Investments | 3/31/21
(continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	1,125,000	USD	(1,350,858)	Bank of New York 4/28/21		$ (30,942)
				Mellon Corp.

EUR	3,530,000	USD	(4,305,996)	HSBC Bank	4/28/21	(164,394)
				USA NA

NOK	7,297,056	EUR	(695,708)	HSBC Bank	4/6/21	36,787
				USA NA

EUR	1,850,000	USD	(2,193,517)	Morgan Stanley	6/25/21	(20,233)

EUR	1,350,000	USD	(1,635,225)	State Street	4/28/21	(51,326)
				Bank & Trust Co.
USD	1,419,270	EUR	(1,160,000)	State Street	5/24/21	57,520
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(172,588)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
EUR — Euro
GBP — Great British Pound
IDR — Indonesian Rupiah
MXN — Mexican Peso
NOK — Norwegian Krone
Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2021, aggregated $200,851,744 and $180,081,212, respectively.
The Trust is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Trust’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2021, the Trust engaged in purchases of $1,058,919 and sales of $1,431,403 pursuant to these procedures, which resulted in a net realized gain/(loss) of $16,325.
At March 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $371,518,372 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 31,836,893
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(9,890,839)
Net unrealized appreciation	$ 21,946,054

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/21

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2021, in valuing the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable
Fuels	$ 289,285	$ —	$ 599,029	$ 888,314
Specialty Retail	—	—	104,409	104,409
All Other Common Stocks	2,356,479	—	—	2,356,479
Convertible Preferred Stock	2,267,856	—	—	2,267,856
Preferred Stocks
Diversified Financial
Services	—	3,315,000	—	3,315,000
Internet	—	131,314	—	131,314
All Other Preferred Stock	3,382,470	—	—	3,382,470
Collateralized Mortgage
Obligations	—	5,522,556	—	5,522,556
Commercial Mortgage-Backed
Securities	—	7,753,222	—	7,753,222
Convertible Corporate Bonds	—	8,561,519	—	8,561,519
Corporate Bonds	—	342,648,221	—	342,648,221
Foreign Government Bonds	—	3,647,079	—	3,647,079
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - U.S.	—	—	10,263	10,263
Multiperil - Worldwide	—	—	385,906	385,906
Reinsurance Sidecars
Multiperil - U.S.	—	—	138,640	138,640
Multiperil - Worldwide	—	—	815,472	815,472
Senior Secured Floating Rate
Loan Interests	—	11,682,616	—	11,682,616
Rights/Warrants
Health Care Providers &
Services	—	8,007	—	8,007
Transportation	—	—	—*	—*
Oil, Gas & Consumable Fuels	—	814	—	814
Over The Counter (OTC)
Currency Put Option
Purchased	—	38,911	—	38,911
Total Investments
In Securities	$ 8,296,090	$383,309,259	$ 2,053,719	$393,659,068
* Security valued at $0.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 37

Schedule of Investments | 3/31/21
(continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit agreement(a)	$ —	$ (123,000,000)	$ —	$ (123,000,000)
Over The Counter (OTC)
Currency Call
Option Written	—	(22,054)	—	(22,054)
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	(172,588)	—	(172,588)
Total Other
Financial Instruments	$ —	$(123,194,642)	$ —	$(123,194,642)
(a)	The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/21

			Change in
	Balance	Realized	unrealized			Accrued	Transfers	Transfers	Balance
	as of	gain	appreciation			discounts/	into	out of	as of
	3/31/20	(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	Level 3*	Level 3*	3/31/21
Common Stocks
Oil, Gas &
Consumable
Fuels	$ 81,996	$ —	$(370,169)	$887,202	$ —	$ —	$ —	$ —	$ 599,029
Specialty Retail	81,207	—	23,202	—	—	—	—	—	104,409
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil –
U.S.	510,263	—	(44,054)	—	(455,946)	—	—	—	10,263
Multiperil –
U.S. Regional	256,041	—	(19,156)	—	(236,885)	—	—	—	—
Multiperil –
Worldwide	1,257,279	(32,920)	10,349	—	(848,802)	—	—	—	385,906
Reinsurance
Sidecars
Multiperil –
U.S.	282,565	(67,457)	(4,111)	—	(72,357)	—	—	—	138,640
Multiperil –
Worldwide	4,664,477	(135,503)	(71,708)	—	(3,641,794)	—	—	—	815,472
Total	$7,133,828	$(235,880)	$(475,647)	$887,202	$(5,255,784)	$ —	$ —	$ —	$2,053,719

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments in unaffiliated issuers on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in unaffiliated issuers on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the year ended March 31, 2021, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
Level 3 at March 31, 2021:	$(623,934)

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 39

Statement of Assets and Liabilities | 3/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $371,278,855)	$ 393,659,068
Cash	13,721,537
Foreign currencies, at value (cost $83,420)	83,595
Receivables —
Investment securities sold	367,404
Interest	6,678,977
Other assets	4,805
Total assets	$ 414,515,386
LIABILITIES:
Payables —
Credit agreement	$ 123,000,000
Investment securities purchased	11,176,951
Interest expense	38
Trustees’ fees	117
Written options outstanding (net premiums received $(51,773))	22,054
Net unrealized depreciation on forward foreign currency exchange contracts	172,588
Due to affiliates	191,539
Accrued expenses	86,951
Total liabilities	$ 134,650,238
NET ASSETS:
Paid-in capital	$ 371,917,702
Distributable earnings (loss)	(92,052,554)
Net assets	$ 279,865,148
NET ASSET VALUE PER SHARE:
No par value
Based on $279,865,148 /29,231,771 shares	$ 9.57

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Income Trust | Annual Report | 3/31/21

Statement of Operations
FOR THE YEAR ENDED 3/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 26,684,098
Dividends from unaffiliated issuers	863,923
Total investment income		$ 27,548,021
EXPENSES:
Management fees	$ 2,196,196
Administrative expense	64,969
Transfer agent fees	14,000
Shareowner communications expense	31,241
Custodian fees	14,818
Professional fees	165,436
Printing expense	26,566
Pricing fees	18,121
Trustees’ fees	12,908
Insurance expense	2,247
Interest expense	1,367,636
Miscellaneous	208,615
Total expenses		$ 4,122,753
Net investment income		$ 23,425,268
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(17,711,591)
Written options	147,396
Forward foreign currency exchange contracts	222,169
Swap contracts	(1,307,858)
Other assets and liabilities denominated in
foreign currencies	39,834	$(18,610,050)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 86,538,868
Written options	(9,193)
Forward foreign currency exchange contracts	(59,890)
Swap contracts	1,109,983
Unfunded loan commitments	11,697
Other assets and liabilities denominated in
foreign currencies	5,616	$ 87,597,081
Net realized and unrealized gain (loss) on investments		$ 68,987,031
Net increase in net assets resulting from operations		$ 92,412,299

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 41

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/21	3/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 23,425,268	$ 23,595,916
Net realized gain (loss) on investments	(18,610,050)	(9,406,642)
Change in net unrealized appreciation (depreciation)
on investments	87,597,081	(68,206,549)
Net increase (decrease) in net assets resulting
from operations	$ 92,412,299	$ (54,017,275)
DISTRIBUTIONS TO SHAREOWNERS:
($0.84 and $0.81 per share, respectively)	$ (24,408,529)	$ (23,677,735)
Total distributions to shareowners	$ (24,408,529)	$ (23,677,735)
Net increase (decrease) in net assets	$ 68,003,770	$ (77,695,010)
NET ASSETS:
Beginning of year	$211,861,378	$289,556,388
End of year	$279,865,148	$211,861,378

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/21

Statement of Cash Flows
FOR THE YEAR ENDED 3/31/21

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$ 92,412,299
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(198,606,331)
Proceeds from disposition and maturity of investment securities	187,309,147
Net (accretion) and amortization of discount/premium on investment securities	(382,048)
Change in unrealized appreciation on investments in unaffiliated issuers	(86,538,868)
Change in unrealized appreciation on unfunded loan commitments	(11,697)
Change in unrealized appreciation on swap contracts	(1,109,983)
Change in unrealized depreciation on forward foreign currency exchange contracts	59,890
Change in unrealized appreciation on other assets and liabilities denominated
in foreign currencies	(175)
Change in unrealized depreciation on written options	9,193
Net realized loss on investments	17,711,591
Net premiums paid on swap contracts	(155,224)
Swap collateral received	1,146,203
Decrease in interest receivable	257,338
Decrease in due to the Adviser	1,900
Increase in other assets	(4,613)
Increase in due to affiliates	191,359
Decrease in trustees’ fees payable	(592)
Increase in accrued expenses payable	10,432
Proceeds from sale of written options	71,157
Realized gains on written options	(147,396)
Increase in cash due to broker	176,836
Change in variation margin for centrally cleared swap contracts	(2,401)
Net cash, restricted cash and foreign currencies from operating activities	$ 12,398,017
Cash Flows Used in Financing Activities:
Borrowings received	$ 25,000,000
Borrowing repaid	(1,000,000)
Distributions to shareowners	(24,408,529)
Increase in interest expense payable	38
Net cash, restricted cash and foreign currencies used in financing activities	$ (408,491)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$ 175
Cash, restricted cash and foreign currencies:
Beginning of the year*	$ 1,815,431
End of the year*	$ 13,805,132
Cash Flow Information:
Cash paid for interest	$ 367,598

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended	Year Ended
	3/31/21	3/31/20
Cash	$13,721,537	$ 1,815,431
Foreign currencies, at value	83,595	—
Swaps collateral	—	1,146,203
Due from broker for swaps	—	176,836
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$13,805,132	$3,138,470

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Annual Report | 3/31/21 43

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Per Share Operating Performance
Net asset value, beginning of period	$ 7.25	$ 9.91	$ 10.52	$ 10.70	$ 9.34
Increase (decrease) from investment operations: (a)
Net investment income	$ 0.80	$ 0.81	$ 0.80	$ 0.85	$ 0.95
Net realized and unrealized gain (loss) on investments	2.36	(2.66)	(0.62)	(0.25)	1.38
Net increase (decrease) from investment operations	$ 3.16	$ (1.85)	$ 0.18	$ 0.60	$ 2.33
Distributions to shareowners from:
Net investment income and previously undistributed net
investment income	$ (0.84)**	$ (0.81)	$ (0.79)	$ (0.78)	$ (0.97)**
Net increase (decrease) in net asset value	$ 2.32	$ (2.66)	$ (0.61)	$ (0.18)	$ 1.36
Net asset value, end of period	$ 9.57	$ 7.25	$ 9.91	$ 10.52	$ 10.70
Market value, end of period	$ 9.37	$ 6.42	$ 8.95	$ 9.39	$ 9.87
Total return at net asset value (b)	46.08%	(19.93)%	2.79%	6.38%	26.13%
Total return at market value (b)	61.52%	(21.49)%	4.00%	2.94%	8.23%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (c)	1.60%	2.35%	2.41%	2.14%	2.10%
Net investment income available to shareowners	9.10%	8.17%	7.93%	7.88%	9.36%
Portfolio turnover rate	50%	36%	33%	29%	48%
Net assets, end of period (in thousands)	$279,865	$211,861	$289,556	$307,410	$312,757

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Total amount of debt outstanding (in thousands)	$123,000	$ 99,000	$125,000	$125,000	$125,000
Asset coverage per $1,000 of indebtedness	$ 3,275	$ 3,140	$ 3,316	$ 3,459	$ 3,502
*	The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**
The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust’s shares.

(a)	The per-share data presented above is based upon the average common shares outstanding for the periods presented.
(b)
Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Includes interest expense of 0.53%, 1.37%, 1.42%, 1.05%, and 1.11%, respectively.

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/21 45

Notes to Financial Statements | 3/31/21
1. Organization and Significant Accounting Policies
Pioneer High Income Trust (the “Trust”) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Trust’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc.
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Trust has adopted ASU 2018-13 for the year ended March 31, 2021. The impact to the Trust’s adoption was limited to changes in the Trust’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Trust’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

46 Pioneer High Income Trust | Annual Report | 3/31/21

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent

Pioneer High Income Trust | Annual Report | 3/31/21 47

pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust’s shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

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Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2021, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.25% of net assets. The value of these fair valued securities was $709,234.
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

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Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2021, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

50 Pioneer High Income Trust | Annual Report | 3/31/21

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2021, the Trust was permitted to carry forward indefinitely $13,801,111 of short-term losses and $102,085,011 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$24,408,529	$23,677,735
Total	$24,408,529	$23,677,735

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,891,197
Capital loss carryforward	(115,886,122)
Unrealized appreciation	21,942,371
Total	$ (92,052,554)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.
E. Risks
The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

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At times, the Trust’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust’s investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Trust invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust’s ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust’s investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would

52 Pioneer High Income Trust | Annual Report | 3/31/21

be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust’s custodian and accounting agent, and American Stock Transfer & Trust Company, the Trust’s transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been

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greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
F. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Trust at March 31, 2021 are listed in the Schedule of Investments.
G.Insurance-Linked Securities (“ILS”)
The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

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specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Trust’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust’s structured reinsurance investments, and therefore the Trust’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.
H. Purchased Options
The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust’s Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or

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closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended March 31, 2021, was $49,295. Open purchased options at March 31, 2021, are listed in the Schedule of Investments.
I. Option Writing
The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended March 31, 2021, was $(104,860). Open written options contracts at March 31, 2021, are listed in the Schedule of Investments.
J. Forward Foreign Currency Exchange Contracts
The Trust may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust’s financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of

56 Pioneer High Income Trust | Annual Report | 3/31/21

counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the year ended March 31, 2021, the Trust had entered into various forward foreign currency exchange contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Trust may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended March 31, 2021, was $4,937,422. Open forward foreign currency exchange contracts outstanding at March 31, 2021, are listed in the Schedule of Investments.
K. Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.
As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.
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Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended March 31, 2021, was $(465,222). There were no open credit default swap contracts at March 31, 2021.
L. Interest Rate Swap Contracts
The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a

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periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.
Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.
The average market value of interest swap contracts open during year ended March 31, 2021, was $(49,006). There were no open interest rate swap contracts at March 31, 2021.
M. Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not
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offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Trust on terms that differ from the terms of the Plan.
Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
N. Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust’s Statement of Assets and Liabilities includes cash on hand at the Trust’s custodian bank and does not include any short-term investments. As of and for the year ended March 31, 2021, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Trust’s portfolio. Management fees are calculated daily and paid monthly under the Trust’s Advisory Agreement with the Adviser and are calculated daily at the annual rate of 0.60% of the Trust’s average daily managed assets. “Managed assets” means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall

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not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2021, the net management fee was 0.60% of the Trust’s average daily managed assets, which was equivalent to 0.85% of the Trust’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $191,539 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2021.
3. Compensation of Trustees and Officers
The Trust pays an annual fee to its Trustees. The Adviser reimburses the Trust for fees paid to the Interested Trustees. The Trust does not pay any salary or other compensation to its officers. For the year ended March 31, 2021, the Trust paid $12,908 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At March 31, 2021, the Trust had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $117.
4. Transfer Agent
American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Trust’s shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.
In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.
5. Master Netting Agreements
The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master

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Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust’s credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of March 31, 2021.

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	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$ 302	$ (302)	$ —	$ —	$ —
Bank of New York
Mellon Corp.	—	—	—	—	—
HSBC Bank USA NA	36,787	(36,787)	—	—	—
JPMorgan Chase Bank N.A.	38,609	(12,219)	—	—	26,390
Morgan Stanley & Co.	—	—	—	—	—
State Street Bank &
Trust Co.	57,520	(51,326)	—	—	6,194
Total	$133,218	$(100,634)	$ —	$ —	$ 32,584

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash Net	Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$ 9,835	$ (302)	$ —	$ —	$ 9,533
Bank of New York
Mellon Corp.	30,942	—	—	—	30,942
HSBC Bank USA NA	164,394	(36,787)	—	—	127,607
JPMorgan Chase Bank N.A.	12,219	(12,219)	—	—	—
Morgan Stanley & Co.	20,233	—	—	—	20,233
State Street Bank &
Trust Co.	51,326	(51,326)	—	—	—
Total	$288,949	$(100,634)	$ —	$ —	$188,315

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Trust’s use of derivatives may enhance or mitigate the Trust’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

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Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2021, was as follows:
Statement of			Foreign
Assets and	Interest	Credit	Exchange	Equity	Commodity
Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$ 38,911	$ —	$ —
Total Value	$ —	$ —	$ 38,911	$ —	$ —

Liabilities:
Written options
outstanding	$ —	$ —	$ 22,054	$ —	$ —
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	—	172,588	—	—
Total Value	$ —	$ —	$194,642	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in Investment in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2021, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$ —	$ —	$(147,396)	$ —	$ —
Written options	—	—	147,396	—	—
Forward foreign
currency exchange
contracts	—	—	222,169	—	—
Swap contracts	(219,415)	(1,088,443)	—	—	—
Total Value	$(219,415)	$(1,088,443)	$ 222,169	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$ —	$ —	$ (10,101)	$ —	$ —
Written options	—	—	(9,193)	—	—
Forward foreign
currency exchange
contracts	—	—	(59,890)	—	—
Swap contracts	185,305	924,678	—	—	—
Total Value	$185,305	$ 924,678	$ (79,184)	$ —	$ —

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

7. Trust Shares
There are an unlimited number of shares of beneficial interest authorized.
Transactions in shares of beneficial interest for the year ended March 31, 2021 and the year ended March 31, 2020 were as follows:
	3/31/21	3/31/20
Shares outstanding at beginning of period	29,231,771	29,231,771
Shares outstanding at end of period	29,231,771	29,231,771

8. Unfunded Loan Commitments
The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is

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recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
9. Credit Agreement
The Trust has entered into a Revolving Credit Facility (the “Credit Agreement”) agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.
At March 31, 2021, the Trust had a borrowing outstanding under the credit agreement totaling $123,000,000. The interest rate charged at March 31, 2021 was 1.13%. During the year ended March 31, 2021, the average daily balance was $108,836,565 at an average interest rate of 1.30%. Interest expense of $1,367,636 in connection with the credit agreement is included in the Statement of Operations.
The Trust is required to fully collateralize its outstanding loan balance as determined by Sumitomo Mitsui. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.
The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust’s total liabilities not including any bank loans and senior securities, from the Trust’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
10. Subsequent Events
A monthly dividend was declared on April 6, 2021 from undistributed and accumulated net investment income of $0.0725 per share payable April 30, 2021, to shareowners of record on April 19, 2021.
Redomiciling
On April 21, 2021, Pioneer High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer High Income Fund, Inc. The Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the

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Fund, (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, and (iii) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.
In connection with the redomiciling, the Fund’s name changed from Pioneer High Income Trust to Pioneer High Income Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change.
The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.
Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.
The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.
The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer High Income Trust:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the “Trust”), including the schedule of investments, as of March 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
May 27, 2021

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Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.
The percentages of the Trust’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was  64.95%.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

CHANGES OCCURRING DURING MOST RECENT FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Trust. The following principal risk disclosure has been added with respect to the Trust:
Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer by published after June 30, 2023. It is

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possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to —or discontinuation of—LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
Anti-takeover provisions. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such a provision may discourage third parties from seeking to obtain control of the Fund, which could have an adverse impact on the market price of the Fund’s shares. There can be no assurance, however, that such a provision will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.
INVESTMENT OBJECTIVES
The Trust’s investment objective is a high level of current income. The Trust may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. The Trust’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Trust makes no assurance that it will realize its objective.

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PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (“high yield”) debt securities, loans and preferred stocks. This is a non-fundamental policy and may be changed by the Board of Directors of the Trust provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act.
The Trust may invest in insurance-linked securities.
The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality.
The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Trust’s investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Trust’s portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. the Adviser also employs due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The Adviser’s analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Trust may invest, without limit, in unrated securities. As a result, the Trust’s ability to achieve its

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investment objective may depend to a greater extent on the Adviser’s own credit analysis than investment companies which invest in higher rated securities.
In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Trust may continue to hold securities that are downgraded after the Trust purchases them and will sell such securities only if, in the adviser’s judgment, it is advantageous to sell such securities.
High Yield Securities. The high yield securities in which the Trust invests are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the Trust may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. For purposes of the Trust’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Trust will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The Trust’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Trust invests in high yield securities with a broad range of maturities.
Convertible Securities. The Trust’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Trust will not invest more that 50% of its total in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Trust may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Trust may invest a portion of its assets in loan participations and other direct claims against a borrower. The Trust considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and

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includes corporate loans in determining whether at least 80% of its assets are invested in high yield debt instruments. The corporate loans in which the Trust invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Trust may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Trust having a contractual relationship only with the lender, not the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Trust in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).
As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by Standard & Poor’s), or may be unrated investments considered by the Adviser to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a

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deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (LIBOR). Consequently, the value of corporate loans held by the Trust may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.
Distressed Securities. The Trust may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by Standard & Poor’s) or which are unrated investments considered by the Adviser to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Trust to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Trust seeks capital appreciation through investment in distressed securities, the Trust’s ability to achieve current income for its shareholders may be diminished. The Trust also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Trust, there can be no assurance that the securities or other assets received by the Trust in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Trust upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the

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Trust’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Trust may be restricted from disposing of such securities.
Preferred Shares. The Trust may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Trust’s fixed income securities.
Non-U.S. Investments. While the Trust primarily invests in securities of U.S. issuers, the Trust may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The Trust considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries and emerging market governmental issuers. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Illiquid Securities. The Trust may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Trust may invest up to 50% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Such investments may affect the Trust’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.
Structured Securities. The Trust may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates,

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commodities, indices or other financial indicators (Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Trust’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Mortgage-Backed Securities. The Trust may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) or by agencies to the U.S. government such as the Government National Mortgage Corporation (“GNMA”). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Trust’s investments in mortgage-related securities may include mortgage derivatives and structured securities.
The Trust may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits (REMIC) pass-through certificates, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Trust’s portfolio at the time the Trust receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation

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than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Trust buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Trust’s principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities but also may be subject to greater price changes than governmental issues.
Asset-Backed Securities. The Trust may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Trust’s investments in asset-backed securities may include derivative and structured securities. The Trust may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The Trust may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
REITs. REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). The Trust will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs

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in which it invests in addition to the expenses paid by the Trust. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
U.S. Government Securities. U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
Zero Coupon Securities. The Trust may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.

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Investments in Equity Securities. Consistent with its objective, the Trust may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Trust. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Trust.
Other Investment Companies. The Trust may invest in the securities of other investment companies to the extent that such investments are consistent with the Trust’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Trust may invest in “ETFs.”
Other Investments. Normally, the Trust will invest substantially all of its assets to meet its investment objectives. The Trust may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Trust may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Trust may not be able to achieve its investment objectives.
Derivatives. The Trust may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Trust also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Trust may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

•	As a substitute for purchasing or selling securities

•	To attempt to increase the Trust’s return as a non-hedging strategy that may be considered speculative

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•	To manage portfolio characteristics (for example, the duration or credit quality of the Trust’s portfolio)

•	As a cash flow management technique

The Trust may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Mortgage Dollar Rolls. The Trust may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Trust sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Trust loses the right to receive interest and principal payments on the security it sold. However, the Trust benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the Adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Trust may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
Insurance-Linked Securities. The Trust may invest in insurance-linked securities (ILS). The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Trust’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks

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to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The Trust may invest in interests in pooled entities that invest primarily in ILS.
Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust’s structured reinsurance investments, and therefore the Trust’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust.
Other Debt Securities. The Trust may invest in other debt securities. Other debt securities in which the Trust may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.
Money Market Instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

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Repurchase Agreements. In a repurchase agreement, the Trust purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specified price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.
PRINCIPAL RISKS
General. The Trust is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Trust is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Trust may invest substantially in high yield debt securities, an investment in the Trust’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Trust will achieve its investment objective. Instruments in which the Trust invests may only have limited liquidity, or may be illiquid.
Market risk. The market prices of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal

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Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Trust invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Trust invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Trust’s investments may be negatively affected. The Trust may experience a substantial or complete loss on any individual security or derivative position.
Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

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LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer by published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to —or discontinuation of—LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk. Interest rates may go up, causing the value of the Trust’s investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a Trust’s portfolio with a portfolio duration of ten years

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would be expected to decrease by 10%, all other things being equal. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Trust earns on its floating rate investments
Credit risk. If an issuer or guarantor of a security held by the Trust or a counterparty to a financial contract with the Trust defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Trust will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Trust also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Risk of illiquid investments. Certain securities and derivatives held by the Trust may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the Trust is forced to sell an illiquid asset or unwind a derivatives position, the Trust may suffer a substantial loss or may not be able to sell at all.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.

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Reinvestment risk. Income from the Trust’s portfolio will decline if the Trust invests the proceeds, repayment or sale of loans or other obligations into lower yielding instruments with a lower spread over the base lending rate. A decline in income could affect the common shares’ distribution rate and their overall return.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.
When the Trust invests in a loan participation, the Trust does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Trust is subject to the risk that an intermediate participant between the Trust and the borrower will fail to meet its obligations to the Trust, in addition to the risk that the issuer of the loan will default on its obligations. Also the Trust may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Trust to the creditworthiness of the lender as well as the borrower.
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks. the Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Trust’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that the senior loans in which the Trust invests will achieve any specific loss recovery rate.
Some of the loans in which the Trust may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Trust to greater credit risk associated with the borrower and

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reduce the Trust’s ability to restructure a problematic loan and mitigate potential loss. As a result the Trust’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.
Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.
Because affiliates of the Adviser may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the Trust’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Trust’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Trust’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Trust may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be

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found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Trust’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.
Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Trust. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Trust. the Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Trust’s investment performance.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Issuer risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Trust’s investments in obligations issued by the U.S. Treasury to decline.

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U.S. government agency obligations risk. The Trust invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Trust may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Trust invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

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Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in insurance-linked securities. The Trust could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The Trust has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the trust will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Trust receives no periodic cash payments on

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such securities, the Trust is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Trust to distribute to shareholders. Such distributions may be taxable when distributed to shareholders
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Trust invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Trust’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Trust’s investments. If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Currency risk. The Trust could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and

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are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Trust to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Trust will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.
Derivatives risk. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Trust losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. Using derivatives may increase the volatility of the Trust’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Trust. Some derivatives have the potential for unlimited loss, regardless of the size of the Trust’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Trust also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Trust. Use of derivatives may have different tax consequences for the Trust than an investment in the underlying security, and such differences may affect the

94 Pioneer High Income Trust | Annual Report | 3/31/21

amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Trust. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Trust has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Structured securities risk. Structured securities may behave in ways not anticipated by the Trust, or they may not receive the tax, accounting or regulatory treatment anticipated by the Trust.
Forward foreign currency transactions risk. The Trust may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Trust’s holdings, or if the counterparty defaults. Such transactions may also prevent the Trust from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Trust borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Trust’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Trust would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Trust to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
The Trust may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the

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Adviser’s fee is based on a percentage of the Trust’s managed assets, its fee will be higher if the Trust is leveraged, and the Adviser will thus have an incentive to leverage the Trust.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Trust is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the Trust emphasizes, from time to time, investments in a market segment, the Trust will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Industries in the financial segment, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Valuation risk. The sales price the Trust could receive for any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Trust investments more broadly during periods of market volatility. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Cybersecurity risk. Cybersecurity failures by and breaches of the Trust’s adviser, transfer agent, custodian, Trust accounting agent or other service providers may disrupt Trust operations, interfere with the Trust’s ability to calculate its NAV, prevent Trust shareholders from purchasing or redeeming shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Trust and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Cash management risk. The value of the investments held by the Trust for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Trust has any uninvested cash, the Trust would be subject to credit risk with respect to the depository institution holding the cash. If the Trust holds cash uninvested, the Trust

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will not earn income on the cash and the Trust’s yield will go down. During such periods, it may be more difficult for the Trust to achieve its investment objective.
Anti-takeover provisions. The Trust’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such a provision may discourage third parties from seeking to obtain control of the Fund, which could have an adverse impact on the market price of the Fund’s shares. There can be no assurance, however, that such a provision will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Trust from achieving its goals. An investment in the Trust is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
INVESTMENT RESTRICTIONS
The following are the Trust’s fundamental investment restrictions. These restrictions, along with the Trust’s investment objectives, may not be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).
The Trust may not:
(1)	Issue senior securities, other than as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(2)	Borrow money, other than as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(3)
Invest in real estate, except that the Trust may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

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(4)	Make loans, except by the purchase of debt obligations, loans or direct claim against a borrower, by entering into repurchase agreements or through the lending of portfolio securities.
(5)
Invest in commodities or commodity contracts, except that the Trust may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.

(6)	Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.
(7)
With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Trust’s total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Trust.

(8)	Concentrate its investments in securities of companies in any particular industry.

All other investment policies of the Trust are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Trust’s outstanding voting shares.

98 Pioneer High Income Trust | Annual Report | 3/31/21

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Trust’s borrowings under a credit agreement as a percentage of the Trust’s total assets (which includes the amounts of leverage obtained through such borrowings), the annual rate of interest on the borrowings as of March 31, 2021, and the annual return that the Trust’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Trust’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings by the Trust may vary frequently and may be significantly higher or lower than the rate used for the example below

Borrowings under Credit Agreement as a percentage of total managed assets
(including assets attributable to borrowings)	30.5%
Annual effective interest rate payable by Trust on borrowings	1.30%
Annual return Trust portfolio must experience (net of expenses) to cover interest
rate on borrowings	0.40%
Common share total return for (10.00)% assumed portfolio total return	(14.97)%
Common share total return for (5.00)% assumed portfolio total return	(7.77)%
Common share total return for 0.00% assumed portfolio total return	(0.57)%
Common share total return for 5.00% assumed portfolio total return	6.63%
Common share total return for 10.00% assumed portfolio total return	13.82%

Common share total return is composed of two elements - investment income net of the Trust’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.

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This table reflects hypothetical performance of the Trust’s portfolio and not the performance of the Trust’s common shares, the value of which will be determined by market forces and other factors.
Should the Trust elect to add additional leverage to its portfolio, the potential benefits of leveraging the Trust’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Trust and invested in accordance with the Trust’s investment objective and principal investment strategies. The Trust’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

100 Pioneer High Income Trust | Annual Report | 3/31/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Morgan, Lewis, Bockius LLP
Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

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Independent Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Class I Trustee since	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	2006. Term expires	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	in 2021.	(technology products for securities lending industry); and Senior	communications and securities
		Executive Vice President, The Bank of New York (financial and securities	processing provider for financial
		services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Class II Trustee since	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (70)	2019. Term expires	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	in 2022.		community newspaper group)
(2015-present)
Diane Durnin (64)	Class III Trustee since	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	2020. Term expires	Mellon Investment Management (investment management firm)
	in 2023.	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and
Business Development, Dreyfus Corporation (1994-2000)

102 Pioneer High Income Trust | Annual Report | 3/31/21

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Class III Trustee since	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	2008. Term expires	University (1972 – present)	Investment Trust and Mellon
	in 2023.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)*	Class I Trustee since	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	2021. Term expires	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	in 2021.	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
		Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
		(investment bank) (2003 – 2006); and Founder and Chief Executive Officer,	MasterShares ETF (2016 – 2017);
		HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)
 * Mr. MacKay was appointed as a Trustee effective March 22, 2021.

Pioneer High Income Trust | Annual Report | 3/31/21 103

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64)	Class II Trustee since	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	2015. Term expires	pension funds) (2001 – present); Vice President – International Investments
	in 2022.	Group, American International Group, Inc. (insurance company)
(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Class I Trustee since	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	2003. Term expires	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	in 2021.	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
		Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Class I Trustee since	Private investor (2020 – present); Consultant (investment company	None
Trustee	2014. Term expires	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	in 2021.	and investment company services) (1969 – 2012); Director, BNY
International Financing Corp. (financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)

104 Pioneer High Income Trust | Annual Report | 3/31/21

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (59)**	Class II Trustee since	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	2014. Term expires	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	in 2022.	Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (62)**	Class III Trustee since	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	2014. Term expires	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	in 2023.	Director and Executive Vice President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President and Chief Investment
Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings
US, Inc. (since 2017)
 ** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer High Income Trust | Annual Report | 3/31/21 105

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (56)	Since 2003. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (60)	Since 2010. Serves	Fund Governance Director of Amundi US since December 2006 and	None
Assistant Secretary	at the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
	the Board	Fund Governance of Amundi US from December 2003 to November 2006;
and Senior Paralegal of Amundi US from January 2000 to November 2003
Thomas Reyes (58)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (55)	Since 2002. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (62)	Since 2002. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

106 Pioneer High Income Trust | Annual Report | 3/31/21

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer
	the Board	Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	at the discretion of	Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

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108 Pioneer High Income Trust | Annual Report | 3/31/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks, change of address, lost stock certificates, stock transfer	American Stock Transfer & Trust Operations Center 6201 15th Ave. Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock Transfer & Trust Wall Street Station P.O. Box 922 New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2021 Amundi Asset Management US, Inc. 19206-15-0521

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $39,270 payable to Ernst & Young LLP for the year ended March 31, 2021 and $38,500 for the year ended March 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,934 and $9,739 during the fiscal years ended March 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy

below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended March 31, 2021 and 2020, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,934 and $9,739 during the fiscal years ended March 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. (“Pioneer”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When
   Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies.
   To satisfy its duty of loyalty, Pioneer must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement
   Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by
   Pioneer. Pioneer’s Proxy Voting Policies summarize Pioneer’s position on a number of issues solicited by companies held by Pioneer’s clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer’s Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer’s policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of
   UniCredito.

   Any questions about these policies and procedures should be directed to the
   Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the
   Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer’s Director of Investment Operations (the “Proxy Coordinator”)
   coordinates the voting, procedures and reporting of proxies on behalf of
   Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the
   Compliance Department whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer’s policy as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management
   US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision;
   and (iii) the disclosure of any contacts or communications made between
   Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy
   Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under
   “Conflicts of

   Interest.” The Compliance Department will provide a “Conflicts of Interest
   Report,” applying the criteria set forth below under “Conflicts of
   Interest,” to the Proxy Coordinator summarizing the results of its review.
   In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio
   Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy
   Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio
   Management US where such recommendation would go against Pioneer’s interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer’s internal vote recommendation would favor Pioneer’s interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of
   Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o      An affiliate of Pioneer,  such as another company  belonging to the UniCredito  Italiano  S.p.A.  banking group (a “UniCredito
              Affiliate”);

       o      An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o      An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o      A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer’s business.

       o      Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform
              PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the
   Proxy Coordinator and the Compliance Department. The Compliance Department
   will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

   voted upon against the Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a
   Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   “Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy
   Coordinator will work with the Portfolio Manager and Investment Operations
   Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations
   Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

       o   Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering,
           Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o   Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o   Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o    A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o    A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries)
            regarding the subject proxy vote cast by, or the vote
            recommendation of, Pioneer.

       o    Pioneer shall maintain the above records in the client’s file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how
     Pioneer voted with respect to assets held in their accounts. In addition,
     Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer’s Form
     ADV (Part II) disclosure, by separate notice to the client, or through
     Pioneer’s website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer’s: Director of
     Portfolio Management US, Head of Investment Operations, and Director of
     Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s Proxy Voting Policies and
     Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short-
   and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by
   Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to
   us. Proxy voting issues will be reviewed by Pioneer’s Proxy Voting
   Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the
   Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o    Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o    Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business;
   however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that
   Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o    Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the
            Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o    Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o    Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o    Audit, compensation and nominating committees composed of
            independent directors exclusively.

       o    Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o    Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o    Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o    Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o    Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate
            performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o    Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o    Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o    Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o    Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o    Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead ” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o    Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o    Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans (“poison pills”).

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o    Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o    Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price
            provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o    Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o    Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

       o    Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o    Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o    Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                                       10

     Capital Structure
     Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o    Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in “ordinary” preferred stock.

       o    Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o    Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o    Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to
       100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o    Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company’s financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o    Employee stock ownership plans (ESOPs), as long as shares
            allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o    Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o    Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o    Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

                                       12

     We will vote on a case-by-case basis on the following issues:

       o    Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o    The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o   Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o   Be a self-replenishing “evergreen” plan, plans that grant
                discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o    All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o    All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

                                       13

     We will vote against:

       o    Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o    Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o    Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o    Change in the state of incorporation. We will support
            reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of
            strengthening takeover defenses.

       o    Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o    Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o    Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

                                       14

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o    Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and
            conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o    Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o    Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o    Classified boards of closed-end mutual funds, but will typically support such proposals.

                                       15

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social
     Issues” may generally be described as shareholder proposals for a company to:

       o    Conduct studies regarding certain issues of public concern and interest;

       o    Study the feasibility of the company taking certain actions with regard to such issues; or

       o    Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Additional information about the portfolio manager

Other accounts managed by the portfolio manager
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2021. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Andrew Feltus	Other Registered Investment Companies	8	$5,850,232	N/A	N/A
	Other Pooled Investment Vehicles	19	$9,660,564	N/A	N/A
	Other Accounts	7	$1,844,219	N/A	N/A
Matthew Shulkin	Other Registered Investment Companies	4	$1,016,632	N/A	N/A
	Other Pooled Investment Vehicles	14	$4,873,520	N/A	N/A
	Other Accounts	5	$768,991	N/A	N/A
Kenneth Monaghan	Other Registered Investment Companies	7	$1,585,118	N/A	N/A
	Other Pooled Investment Vehicles	21	$5,797,194	N/A	N/A
	Other Accounts	4	$462,833	N/A	N/A

Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•
A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio manager
Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•
Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•
Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•
Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers
The following table indicates as of March 31, 2021 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Andrew Feltus	C
Matthew Shulkin	A
Kenneth Monaghan	A

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Income Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 4, 2021

By (Signature and Title)* /s/ Anthony J. Koenig
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 4, 2021

* Print the name and title of each signing officer under his or her signature.